LONGLEAF PARTNERS FUNDS TRUST

SUPPLEMENT DATED MARCH 1, 2023

TO PROSPECTUS DATED MAY 1, 2022

March 1, 2023

On February 23, 2023, the Funds’ investment adviser, Southeastern Asset Management, Inc. (“Southeastern”), notified the Board of Trustees of Longleaf Partners International Fund (the “International Fund”) that Manish Sharma and John Woodman will be added as co-portfolio managers of the International Fund, and Staley Cates, Ken Siazon and Josh Shores will be stepping down from their roles as co-portfolio managers, effective March 1, 2023. Pages 11 and 23 of the Prospectus and 29 and 30 of the Statement of Additional Information are hereby updated accordingly.

Mr. Cates will continue in his role as co-portfolio manager of the Partners, Small-Cap and Global Funds, concentrating more on the Americas. Mr. Siazon will focus on his role as portfolio manager of Southeastern’s Asia Pacific strategy. Mr. Shores came to the difficult decision to leave Southeastern. After 16 years at the firm, he is stepping back to identify his next challenge. Mr. Shores has worked closely with the team to ensure a smooth transition and remains a close friend of Southeastern. Southeastern’s founder Mason Hawkins remains a portfolio manager of the International Fund and continues to provide insight from his nearly five decades of experience.

LONGLEAF PARTNERS FUNDS®

ADVISED BY SOUTHEASTERN ASSET MANAGEMENT, INC.

6410 Poplar Avenue, Suite 900

Memphis, TN 38119